UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 31, 2025, Spirit AeroSystems, Inc., a Delaware corporation (“Spirit”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated June 30, 2024, among Spirit, The Boeing Company, a Delaware corporation (“Boeing”), and Sphere Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Boeing (“Merger Sub”), providing for the merger of Merger Sub with and into Spirit (the “Merger”), with Spirit surviving the Merger as a wholly owned subsidiary of Boeing.

As of December 20, 2024, the record date for the Special Meeting, there were 117,266,121 shares of Class A Common Stock, par value $0.01 per share, of Spirit (“Spirit Common Stock”) outstanding, each of which entitled its holder of record to one vote on each matter considered at the Special Meeting. At the Special Meeting, holders of a total of 77,963,899 shares of Spirit Common Stock, representing approximately 66.48% of the shares entitled to be voted at the Special Meeting, were present in person or by proxy, constituting a quorum for the transaction of business.

At the Special Meeting the following proposals were considered: a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”); a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Spirit’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”); and a proposal to approve one or more adjournments of this meeting, if necessary or appropriate, to permit solicitation of additional votes or proxies if there are not sufficient votes to approve the Merger Agreement Proposal. For more information on each of these proposals, see Spirit’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 20, 2024.

Each of the Merger Agreement Proposal, the Advisory Compensation Proposal and the Adjournment Proposal was approved by the requisite vote of Spirit stockholders at the Special Meeting. The final voting results for each proposal at the Special Meeting are as follows:

Proposal 1:	Merger Agreement Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,883,540	72,168	8,191	0

Proposal 2:	Advisory Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,629,623	1,130,218	204,058	0

Proposal 3:	Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,868,368	7,048,577	46,954	0

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various conditions, including the disposition by Spirit to Airbus SE (“Airbus”) of certain portions of Spirit’s business related to the performance by Spirit and its subsidiaries of their obligations under their supply contracts with Airbus, receipt of regulatory approvals and other customary closing conditions. Spirit currently expects to complete the Merger in mid-2025.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking statements” that involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “designed,” “ensure,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “model,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. Forward-looking statements in this report include statements regarding the expected timing of completion of the Merger. Forward-looking statements are based on circumstances as of the date on which the statements are made and they reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Actual results may vary materially from those anticipated in forward-looking statements. Investors should not place undue reliance on any forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks and uncertainties relating to the proposed acquisition of Spirit (together with its consolidated subsidiaries, the “Company”) by Boeing (the “Boeing Merger Transaction”) and the proposed divestiture of a portion of the Company’s business to Airbus and its affiliates (the “Airbus Business Disposition”) in connection with the Boeing Merger Transaction as contemplated by the term sheet between Spirit AeroSystems, Inc., a wholly owned subsidiary of Spirit, and Airbus (together, the “Transactions,” and each a “Transaction”), including, among others: the possible inability of the Company to negotiate and enter into definitive agreements with Airbus and its affiliates with respect to the Airbus Business Disposition; the possible inability of the parties to a Transaction to obtain the required regulatory approvals for such Transaction and to satisfy the other conditions to the closing of such Transaction on a timely basis or at all; the possible occurrence of events that may give rise to a right of one or more of the parties to the Boeing Merger Transaction merger agreement to terminate such merger agreement; the risk that the Company is unable to consummate the Transactions on a timely basis or at all for any reason, including, without limitation, failure to obtain the required regulatory approvals or failure to satisfy other conditions the closing of either of the Transactions; the potential for the pendency of the Transactions or any failure to consummate the Transactions to adversely affect the market price of Spirit’s common stock or the Company’s financial performance or business relationships; risks relating to the value of Boeing’s common stock to be issued in the Boeing Merger Transaction; the possibility that the anticipated benefits of the Transactions cannot be realized in full or at all or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s operations with those of Boeing will be greater than expected; risks relating to significant transaction costs; the intended or actual tax treatment of the Transactions; litigation or other legal or regulatory action relating to the Transactions or otherwise relating to the Company or other parties to the Transactions instituted against the Company or such other parties or Spirit’s or such other parties’ respective directors and officers and the effect of the outcome of any such litigation or other legal or regulatory action; risks associated with contracts containing provisions that may be triggered by the Transactions; potential difficulties in retaining and hiring key personnel or arising in connection with labor disputes during the pendency of or following the Transactions; the risk of other Transaction-related disruptions to the business, including business plans and operations, of the Company; the potential for the Transactions to divert the time and attention of management from ongoing business operations; the potential for contractual restrictions under the agreements relating to the Transactions to adversely affect the Company’s ability to pursue other business opportunities or strategic transactions; and competitors’ responses to the Transactions.

Additional important factors that could cause actual results to differ materially from those reflected in the forward-looking statements and that should be considered in evaluating the Company’s outlook include, but are not limited to, the following: the Company’s ability to continue as a going concern and satisfy its liquidity needs, the success of the Company’s liquidity enhancement plans and operational and efficiency initiatives, the Company’s ability to access the capital and credit markets (including as a result of any contractual limitations, including under the merger agreement for the Boeing Merger Transaction), the outcomes of discussions related to the timing or amounts of repayment for certain customer advances and the costs and terms of any additional financing; the continued fragility of the global aerospace supply chain including the Company’s dependence on its suppliers, as well as the cost and availability of raw materials and purchased components, including increases in energy, freight, and other raw material costs as a result of inflation or continued global inflationary pressures; the Company’s ability and its suppliers’ ability and willingness to meet stringent delivery (including quality and timeliness) standards and accommodate changes in the build rates or model mix of aircraft under existing contractual commitments, including the ability or willingness to staff appropriately or expend capital for current production volumes and anticipated production volume increases; the Company’s ability to maintain continuing, uninterrupted production at its manufacturing facilities and its suppliers’ facilities; the Company’s ability, and its suppliers’ ability, to attract and retain the skilled work force necessary for production and development in an extremely competitive market; the effect of economic conditions, including increases in interest rates and inflation, on the demand for the Company’s and its customers’ products and services, on the industries and markets in which it operates in the U.S. and globally, and on the global aerospace supply chain; the general effect of geopolitical conditions, including Russia’s invasion of Ukraine and the resultant sanctions being imposed in response to the conflict, including any trade and transport restrictions; the conflict in the Middle East could impact certain suppliers’ ability to continue production or make timely deliveries of supplies required to produce and timely deliver the Company’s products, and may result in sanctions being imposed in response to the conflict, including trade and transport restrictions; the Company’s relationships with the unions representing many of its employees, including the Company’s ability to successfully negotiate new agreements, and avoid labor disputes and work stoppages with respect to its union-represented employees; the impact of significant health events, such as pandemics, contagions or other public health emergencies (including the COVID-19 pandemic) or fear of such events, on the demand for the Company’s and its customers’ products and services and on the industries and markets in which the Company operates in the U.S. and globally; the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; the Company’s reliance on Boeing and Airbus and its affiliates for a significant portion of its revenues; the business condition and liquidity of the Company’s customers and their ability to satisfy their contractual obligations to the Company; the certainty of the Company’s backlog, including the ability of customers to cancel or delay orders prior to shipment on short notice, and the potential impact of regulatory approvals of existing and derivative models; the Company’s ability to accurately estimate and manage performance, cost, margins, and revenue under its contracts, and the potential for additional forward losses on new and maturing programs; the Company’s accounting estimates for revenue and costs for its contracts and potential changes to those estimates; the Company’s ability to continue to grow and diversify its business, execute its growth strategy, and secure replacement programs, including its ability to enter into profitable supply arrangements with additional customers; the outcome of product warranty or defective product claims and the impact settlement of such claims may have on the Company’s accounting assumptions; competitive conditions in the markets in which the Company operates, including in-sourcing by commercial aerospace original equipment manufacturers; the Company’s ability to successfully negotiate, or re-negotiate, future pricing under its supply agreements with Boeing, Airbus and its affiliates and other customers; the possibility that the Company’s cash flows may not be adequate for its additional capital needs; any reduction in the Company’s credit ratings; the Company’s ability to avoid or recover from cyber or other security attacks and other operations disruptions; legislative or regulatory actions, both domestic and foreign, impacting the Company’s operations, including the effect of changes in tax laws and rates and the Company’s ability to accurately calculate and estimate the effect of such changes; spending by the U.S. and other governments on defense; pension plan assumptions and future contributions; the effectiveness of the Company’s internal control over financial reporting; the outcome or impact of ongoing or future litigation, arbitration, claims, and regulatory actions or investigations, including the Company’s exposure to potential product liability and warranty claims; adequacy of the Company’s insurance coverage; the Company’s ability to continue selling certain receivables through its receivables financing programs; the Company’s ability to effectively integrate recent acquisitions, along with other acquisitions it pursues, and generate synergies and other cost savings therefrom, while avoiding unexpected costs, charges, expenses, and adverse changes to business relationships and business disruptions; and the risks of doing business internationally, including fluctuations in foreign currency exchange rates, impositions of tariffs or embargoes, trade restrictions, compliance with foreign laws, and domestic and foreign government policies.

The factors described above are not exhaustive, and it is not possible for Spirit to predict all factors that could cause actual results to differ materially from those reflected in its forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business or the Transactions. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, Spirit undertakes no obligation to, and expressly disclaims any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Refer to the sections captioned “Risk Factors” in Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 22, 2024, in Spirit’s Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2024, filed with the SEC on November 5, 2024, and in the Proxy Statement for a more complete discussion of the factors described above and other factors that may affect the Company’s business or the Transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

	By:	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer

Date: January 31, 2025